UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

COPANO ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Indemnification Agreements

The Board of Directors of Copano Energy, L.L.C. (“Company”) authorized the Company to enter into indemnification agreements with each of its directors and officers and with the officers of ScissorTail Energy, LLC, (“ScissorTail”), a wholly-owned subsidiary of the Company. On November 1, 2005, the Company entered into indemnification agreements with each such person, to be effective August 24, 2005. The indemnification agreements provide each officer and director of the Company and the officers of ScissorTail, the maximum indemnification protection permitted under Delaware law with respect to actions taken in his or her capacity as a director or officer.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Indemnification Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Amendment to Long-Term Incentive Plan

At a special meeting of unitholders held October 27, 2005, the Company's unitholders approved an amendment to the Copano Energy, L.L.C Long-Term Incentive Plan (“LTIP”), to:

(i)

increase the total number of common units authorized to be issued under the LTIP to the lesser of (a) 2,500,000 units or (b) the number of units equal to 10% of the sum of total common units outstanding and the total number of common units that may be issued to the holders of any outstanding equity securities convertible into common units, exclusive of outstanding awards under the LTIP, determined at the time of any award;

(ii)	provide that not more than 30% of the total number of common units authorized to be issued under the LTIP may be delivered in payment of restricted units and/or phantom units;
(iii)	designate consultants of the Company as a class eligible for awards under the LTIP; and
(iv)

permit the Compensation Committee of the Company's Board of Directors, in its discretion, to delegate any of its administrative powers under the LTIP to the Company’s Chief Executive Officer (other than with respect to grants made to executive officers and directors).

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Copano Energy, L.L.C. Long-Term Incentive Plan, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.
10.1	Form of Indemnification Agreement
10.2	First Amendment to Copano Energy, L.L.C. Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: November 2, 2005	By:	/s/ Douglas L. Lawing
Name: Douglas L. Lawing
Title: Vice President and General Counsel